AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              -------------------

Filed by the Registrant X
Filed by a Party other than the Registrant / /
Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

                              -------------------

                 PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
            (Doing Business as Investment Grade Municipal Income Fund)
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                              -------------------

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration No.:

3) Filing Party:

4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
           (DOING BUSINESS AS INVESTMENT GRADE MUNICIPAL INCOME FUND)
                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 18, 1996
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of PaineWebber Premier Tax-Free Income Fund Inc. (doing business as Investment Grade Municipal Income Fund) ("Fund") will be held on January 18, 1996 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 for the following purposes:

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

        (1) To amend the Fund's Articles of Incorporation to change the name of the Fund from "PaineWebber Premier Tax-Free Income Fund Inc." to "Investment Grade Municipal Income Fund Inc.";

        (2) To elect five (5) directors to serve until the annual meeting of shareholders in 1997, or until their successors are elected and qualified;

        (3) To ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1996; and

        (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

        (5) To elect two (2) directors to serve until the annual meeting of shareholders in 1997 or until their successors are elected and qualified.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 28, 1995. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          Secretary

December 1, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and "FOR" all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, THEY WILL NOT BE VOTED.

                 PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
           (DOING BUSINESS AS INVESTMENT GRADE MUNICIPAL INCOME FUND)
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                ----------------
                                PROXY STATEMENT
                                ----------------
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 18, 1996

    This statement is furnished to the shareholders of PaineWebber Premier Tax-Free Income Fund Inc. ("Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 18, 1996, or any adjournment or adjournments thereof. This proxy statement will first be mailed to shareholders on or about December 1, 1995.

    A majority of the shares outstanding on November 28, 1995, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Abstentions and broker non-votes (see below) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class, and each full share of the Fund's common stock or APS is entitled to one vote with respect to each matter proposed to be voted upon by the Fund's shareholders at the annual meeting. However, as described below in connection with Proposals 2 and 5, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted in favor of the seven nominees for directors named herein and in favor of the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, your shares will be voted in favor of the nominees for the five directorships on which the holders of the common stock are entitled to vote and in favor of the remaining proposals described in this proxy statement. The proxy card may be revoked by giving another proxy or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, November 28, 1995, the Fund had outstanding
shares of common stock and     of the APS, representing Series A and Series B
shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially or of record 5% or more of the shares of the Fund.

    Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

    The Fund's annual report containing financial statements for the fiscal year ended September 30, 1995 is being mailed concurrently with this proxy statement.

                                  PROPOSAL 1.
                     AMENDMENT OF ARTICLES OF INCORPORATION

    Proposal 1 relates to the amendment of the Fund's Articles of Incorporation to change the name of the Fund from "PaineWebber Premier Tax-Free Income Fund Inc." to "Investment Grade Municipal Income Fund Inc."

    On June 2, 1995, the Fund's board of directors, acting upon the recommendation of Mitchell Hutchins, determined to recommend this name change to the Fund's shareholders. At the same time, the board of directors approved the Fund's use of "Investment Grade Municipal Income Fund" as a trade name pending a shareholders' meeting at which a vote on a formal name change could be taken. The Fund has been doing business as "Investment Grade Municipal Income Fund" since necessary approvals relating to the Fund's listing under that name on the New York Stock Exchange, Inc. were obtained in August 1995.

    The proposed name change, like the use of "Investment Grade Municipal Income Fund" as a trade name, is intended to facilitate broadened secondary market trading of the Fund's shares within the general brokerage community. Mitchell Hutchins advised the board of directors that discounts from net asset value experienced in secondary market trading of Fund shares may be due in part to a reluctance by many brokerage firms to actively follow and trade closed-end investment companies that are closely associated with a particular retail brokerage firm. Mitchell Hutchins and the board of directors believe that the proposed name change will remove that obstacle to more active trading, while accurately describing the Fund's investment objective and policies and, therefore, should benefit shareholders. Approval of this proposal requires the affirmative vote of a majority of the votes entitled to be cast thereon.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                    PROPOSALS 2 AND 5. ELECTION OF DIRECTORS

    Proposals 2 and 5 relate to the election of directors of the Fund. Management proposes the election of the seven nominees named in the table below as directors of the Fund. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

    Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. Mr. Feldberg was initially elected by the APS holders in 1995. The other five directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong,
E. Garret Bewkes, Jr., Richard R. Burt, John R. Torell III and William D. White have been nominated by management as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted in favor of the election of all seven nominees listed below; and if you are a holder of the common stock, your shares will be voted in favor of the five nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

    Messrs. Bewkes, Feldberg and White have served as directors of the Fund since its inception. Mr. Torell was appointed as a director of the Fund on December 16, 1992 and Messrs. Armstrong and Burt were appointed to serve as directors of the Fund on February 15, 1995. Directors shall be elected by the vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote thereon. If each of the seven nominees is elected, they will constitute the entire board of directors of the Fund. All
directors and officers as a group (19 persons) beneficially owned       shares
of the common stock of the Fund and none of the APS, including shares shown in the table below, on October 31, 1995, representing less than 1% of shares outstanding of the Fund on that date.

                                       PRESENT POSITION WITH THE                 SHARES OWNED
                                    FUND; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
       NOMINEE; AGE               PAST FIVE YEARS; OTHER DIRECTORSHIPS        OCTOBER 31, 1995**
       ------------               ------------------------------------        ------------------
Margo N. Alexander; 48*      Nominee and president. Mrs. Alexander is              --
                             president, chief executive officer and a
                             director of Mitchell Hutchins. Prior to
                             January 1995, Mrs. Alexander was an executive
                             vice president of PaineWebber. Mrs. Alexander
                             is also a director or trustee of 26 other
                             investment companies for which Mitchell
                             Hutchins or PaineWebber serves as investment
                             adviser.
Richard Q. Armstrong; 60     Director. Mr. Armstrong is chairman and               --
                             principal of RQA Enterprises (management
                             consulting firm) (since April 1991 and
                             principal occupation since March 1995). Mr.
                             Armstrong is also a director of Hi Lo
                             Automotive, Inc. He was chairman of the board,
                             chief executive officer and co-owner of
                             Adirondack Beverages (producer and distributor
                             of soft drinks and sparkling/still waters)
                             (October 1993-March 1995). He was a partner of
                             The New England Consulting Group (management
                             consulting firm) (December 1992-September
                             1993). He was managing director of LVMH U.S.
                             Corporation (U.S. subsidiary of the French
                             luxury goods conglomerate, Luis Vuitton Moet
                             Hennessey Corporation) (1987-1991) and
                             chairman of its wine and spirits subsidiary,
                             Schieffelin & Somerset Company (1987-1991).
                             Mr. Armstrong is also a director or trustee of
                             5 other investment companies for which
                             Mitchell Hutchins or PaineWebber serves as
                             investment adviser.
E. Garrett Bewkes, Jr.; 69*  Director and chairman of the board of                 --
                             directors. Mr. Bewkes is a director of PW
                             Group (holding company of PaineWebber and
                             Mitchell Hutchins) and a consultant to PW
                             Group. Prior to 1988, he was chairman of the
                             board, president and chief executive officer
                             of American Bakeries Company. Mr. Bewkes is
                             also a director of Interstate Bakeries
                             Corporation and NaPro BioTherapeutics, Inc. and a
                             director or trustee of 26 other investment
                             companies for which Mitchell Hutchins or
                             PaineWebber serves as investment adviser.
Richard R. Burt; 48          Director. Mr. Burt is chairman of                     --
                             International Equity Partners (international
                             investments and consulting firm) (since March
                             1994) and a partner of McKinsey & Company
                             (management consulting firm) (since 1991). He
                             is also a director of American Publishing
                             Company. He was the chief negotiator in the
                             Strategic Arms Reduction Talks with the former
                             Soviet Union (1989-1991) and the U.S.
                             Ambassador to the Federal Republic of Germany
                             (1985-1989). Mr. Burt is also a director

                                       PRESENT POSITION WITH THE                 SHARES OWNED
                                    FUND; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
       NOMINEE; AGE               PAST FIVE YEARS; OTHER DIRECTORSHIPS        OCTOBER 31, 1995**
       ------------               -------------------------------------       ------------------
                             or trustee of 5 other investment companies for
                             which Mitchell Hutchins or PaineWebber serves
                             as investment adviser.
Meyer Feldberg; 53           Director. Mr. Feldberg is Dean and Professor          --
                             of Management of the Graduate School of
                             Business, Columbia University. Prior to 1989,
                             he was president of the Illinois Institute of
                             Technology. Dean Feldberg is also a director
                             of AMSCO International Inc., Federated
                             Department Stores, Inc. and New World
                             Communications Group Incorporated and a
                             director or trustee of 19 other investment
                             companies for which Mitchell Hutchins or
                             PaineWebber serves as investment adviser.
John R. Torell III; 56       Director. Mr. Torell is chairman of Torell            --
                             Management, Inc. (financial advisory firm)
                             (since 1989), chairman of Telesphere
                             Corporation (financial information) and a
                             partner of Zilkha and Company (merchant bank
                             and investment company). Mr. Torell is also a
                             director of American Home Products Corp.,
                             COLTS Manufacturing Company and Volt
                             Information Sciences, Inc. He is the former
                             chairman and executive officer of Fortune
                             Bancorp (1990-1991 and 1990-1994,
                             respectively), the former chairman, president
                             and chief executive officer of CalFed, Inc.
                             (savings association) (1988 to 1989) and
                             former president of Manufacturers Hanover
                             Corp. (bank) (prior to 1988). Mr. Torell is a
                             director or trustee of 8 other investment
                             companies for which Mitchell Hutchins or
                             PaineWebber serves as investment adviser.
William D. White; 61         Director. Mr. White is retired. From February         --
                             1989 through March 1994, he was president of
                             the National League of Professional Baseball
                             Clubs. Prior to 1989, he was a television
                             sportscaster for WPIX-TV, New York. Mr White
                             is also a director or trustee of 9 other
                             investment companies for which Mitchell
                             Hutchins or PaineWebber serves as investment
                             adviser.

------------
 * Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins and PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned. On October 31, 1995, none of the directors owned any of the APS.

 + Includes     shares owned by a trust of which a family member is a
   beneficiary.

    The board of directors of the Fund met five times during the fiscal year ended September 30, 1995. The Audit Committee of the board currently consists of Messrs. Feldberg, Torell and White. The duties of the Audit Committee are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain such independent accountants for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee met once during the Fund's fiscal year ended September 30, 1995.

    The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors of the Fund $1,500 annually and an attendance fee of $250 per meeting of the board and its committees; directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. The table below includes certain information relating to the compensation of the Fund's directors for the fiscal year ended September 30, 1995.

                                                                                TOTAL
                                              PENSION OR                     COMPENSATION
                                              RETIREMENT       ESTIMATED       FROM THE
                             AGGREGATE         BENEFITS          ANNUAL      FUND AND THE
                            COMPENSATION      ACCRUED AS        BENEFITS     FUND COMPLEX
    NAME OF                     FROM          PART OF THE         UPON         PAID TO
PERSON, POSITION              THE FUND       FUND'S EXPENSES    RETIREMENT     DIRECTORS
----------------            -------------    ---------------    ----------    ------------
Richard Q. Armstrong
  Director ................    --              --                --             --
E. Garrett Bewkes, Jr.,
  Director and chairman of
  the board of directors...    --              --                --             --
Richard R. Burt
  Director ................    --              --                --             --
Meyer Feldberg,
  Director.................    --              --                --             --
John R. Torell III,
  Director.................    --              --                --             --
William D. White,
  Director.................    --              --                --             --

              PROPOSAL 3. RATIFICATION OF SELECTION OF ACCOUNTANTS

    The Fund's financial statements for the fiscal year ended September 30, 1995 were audited by Price Waterhouse LLP ("Price Waterhouse"), independent accountants. In addition, Price Waterhouse prepares the Fund's federal and state annual income tax returns.

    The board of directors of the Fund has selected Price Waterhouse as the independent accountants for the Fund for the fiscal year ending September 30, 1996, subject to ratification by shareholders of the Fund at the annual meeting. Price Waterhouse has been the Fund's independent accountants since its inception in November 1992. The ratification of Price Waterhouse as independent accountants is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Price Waterhouse has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification.

    Representatives of Price Waterhouse are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mrs. Alexander, who is a nominee for director, are:

        TERESA M. BOYLE, age 37, vice president of the Fund (appointed February
    1994). Ms. Boyle is a first vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        JOAN L. COHEN, age 31, vice president and assistant secretary of the Fund (appointed February 1994). Ms. Cohen is a vice president and attorney of Mitchell Hutchins. Prior to December 1993, she was an associate at the law firm of Seward & Kissel. Ms. Cohen is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        C. WILLIAM MAHER, age 34, vice president and assistant treasurer of the Fund (appointed June 1995). Mr. Maher is a first vice president and senior manager of the fund administration division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DENNIS MCCAULEY, age 48, vice president of the Fund (appointed November
    1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is also a vice president of 20 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        ANN E. MORAN, age 38, vice president and assistant treasurer of the Fund (appointed September 1992). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DIANNE E. O'DONNELL, age 43, vice president and secretary of the Fund (appointed August 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        VICTORIA E. SCHONFELD, age 45, vice president of the Fund (appointed May
    1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, she was a partner in the law firm of Arnold & Porter. Prior to April 1990, she was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Ms. Schonfeld is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        PAUL H. SCHUBERT, age 32, vice president and assistant treasurer of the Fund (appointed September 1994). Mr. Schubert is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        GREGORY W. SERBE, age 50, vice president of the Fund (appointed September 1992). Mr. Serbe is a managing director of Mitchell Hutchins responsible for tax-exempt bonds and tax-exempt and taxable money market investments. Mr. Serbe is also a vice president of 15 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        JULIAN F. SLUYTERS, age 35, vice president and treasurer of the Fund (appointed August 1992). Mr. Sluyters is a senior vice president and director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        GREGORY K. TODD, age 38, vice president and assistant secretary of the Fund (appointed May 1993). Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        KEITH A. WELLER, age 34, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. From September 1987 to March 1995, he was an attorney in private practice. Mr. Weller is also a vice president and assistant secretary of 23 other investment companies for which Mitchell Hutchins or PaineWebber serves as an investment adviser.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 1997 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than August 3, 1996. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

December 1, 1995

        It is important that you execute and return your proxy promptly.

-------------------------------

                    PAINEWEBBER
               PREMIER TAX-FREE
               INCOME FUND INC.

  (DOING BUSINESS AS INVESTMENT
   GRADE MUNICIPAL INCOME FUND)

-------------------------------

PROXY STATEMENT

                                      --------------------------------

                                                           PAINEWEBBER
                                                      PREMIER TAX-FREE
                                                      INCOME FUND INC.

                                         (DOING BUSINESS AS INVESTMENT
                                          GRADE MUNICIPAL INCOME FUND)

                                      --------------------------------


                                                   -------------------

                                                   NOTICE OF
                                                   ANNUAL MEETING
                                                   TO BE HELD ON
                                                   JANUARY 18, 1996
                                                   AND
                                                   PROXY STATEMENT

                                                   -------------------



DRAFT


                                                                                                   APS STOCK
                                                                                                     PROXY

                                     PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
                               (doing business as Investment Grade Municipal Income Fund)
                                   Annual Meeting of Shareholders - January 18, 1996


The undersigned hereby appoints as proxies GREGORY K. TODD and ILENE SHORE and each of them (with power of substitution)
to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PAINEWEBBER  PREMIER TAX-FREE INCOME FUND INC.  (DOING BUSINESS AS INVESTMENT GRADE MUNICIPAL INCOME FUND) ("FUND").

                                                        YOUR VOTE IS IMPORTANT
               Please date and sign this proxy on the reverse side and return it in the enclosed envelope to:
               PFPC Inc., P.O. BOX 9426, Wilmington DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


                             PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.
                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"


1.      Approval of an amendment to the Fund's Articles of Incorporation to change the name of the Fund from "PaineWebber Premier Tax-Free Income Fund Inc." to "Investment Grade
        Municipal Income Fund Inc."
                                                                                             FOR    AGAINST    ABSTAIN

                                                                                             ____     ____       ____

2.      ELECTION DIRECTORS
        (INSTRUCTION:         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                              THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)
        Margo N. Alexander, Richard Q. Armstrong, E. Garret Bewkes, Jr., Richard R. Burt, Meyer Feldberg,
        John R. Torell III, William D. White
                                                                                                          FOR
                                                                                           FOR    OR      ALL     OR    WITH
                                                                                           ALL           EXCEPT         HOLD

                                                                                           ____           ____          ____

                                                                     CONTINUED AND TO BE SIGNED ON REVERSE SIDE


3.      Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1996.

                                                                                           FOR         AGAINST     ABSTAIN

                                                                                          ____           ____       ____


                               This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                                                    If shares are held jointly, each Shareholder named should
                                                                    sign.  If only one signs, his or her signature will be
                                                                    binding.  If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name
                                                                    indicating title. If the Shareholder is a partnership, a
                                                                    partner should sign in his or her own name, indicating that he or she is a "Partner."

                                                                            Sign exactly as name appears hereon.

                                                                    ____________________________________________(L.S.)

                                                                    ____________________________________________(L.S.)

                                                                    Date_____________________________________, 19____




DRAFT



                                                                                                   COMMON STOCK
                                                                                                     PROXY

                                    PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
                              (doing business as Investment Grade Municipal Income Fund)
                                  Annual Meeting of Shareholders - January 18, 1996

The undersigned hereby appoints as proxies GREGORY K. TODD and ILENE SHORE and each of them (with power of substitution)
to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PAINEWEBBER  PREMIER TAX-FREE INCOME FUND INC.  (DOING BUSINESS AS INVESTMENT GRADE MUNICIPAL INCOME FUND) ("FUND").

                                                       YOUR VOTE IS IMPORTANT
               Please date and sign this proxy on the reverse side and return it in the enclosed envelope to:
               PFPC Inc., P.O. BOX 9426, Wilmington DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


                            PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.
                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"


1.      Approval of an amendment to the Fund's Articles of Incorporation to change the name of the Fund from "PaineWebber Premier Tax-Free Income Fund Inc." to "Investment Grade
        Municipal Income Fund Inc."
                                                                                             FOR    AGAINST    ABSTAIN

                                                                                             ____     ____       ____





2.      ELECTION DIRECTORS
        (INSTRUCTION:         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                              THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)
        Richard Q. Armstrong, E. Garret Bewkes, Jr., Richard R. Burt, John R. Torell III, William D. White



                                                                                                          FOR
                                                                                           FOR    OR      ALL     OR    WITH
                                                                                           ALL           EXCEPT         HOLD

                                                                                           ____           ____          ____






                                      CONTINUED AND TO BE SIGNED ON REVERSE SIDE




3.      Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1996.

                                                                                           FOR         AGAINST     ABSTAIN

                                                                                          ____           ____       ____


                               This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                                                    If shares are held jointly, each Shareholder named should
                                                                    sign.  If only one signs, his or her signature will be
                                                                    binding.  If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name
                                                                    indicating title. If the Shareholder is a partnership, a
                                                                    partner should sign in his or her own name, indicating that he or she is a "Partner."

                                                                            Sign exactly as name appears hereon.

                                                                    ____________________________________________(L.S.)

                                                                    ____________________________________________(L.S.)

                                                                    Date_____________________________________, 19____

